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                     SECURITY FIRST LIFE SEPARATE ACCOUNT A
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998
                                DECEMBER 10, 1998

The following paragraph should be inserted as the second paragraph of Dollar Cost Averaging on page 15.

From time to time, Security First Life may credit increased interest rates to Owners under certain programs established at the discretion of Security First Life. Effective December 10, 1998, new Owners may enroll in a special pre-authorized transfer program known as Security First Life's Enhanced Dollar Cost Averaging Program (the "EDCA Program"). Under this EDCA Program, Owners who enroll can allocate a minimum $10,000 initial Purchase Payment into the General Account and pre-authorize transfers from the General Account to any of the Series of the Separate Account under either a 6 month transfer program or a 12 month transfer program. The 6 month transfer program and the 12 month transfer program will generally have different credited interest rates. Under each program, the initial Purchase Payment and accrued interest must be transferred to the selected Series in substantially equal monthly installments over the 6 or 12 month period elected.